STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	18
Beginning Date of Collection Period	22-Dec-03
End Date of Collection Period	19-Jan-04
Payment Date	20-Jan-04
Previous Payment Date	22-Dec-03

Funds Disbursement
Collected Funds	34,711,626.10
Available Payment Amount	34,451,152.94
Principal Collections	30,082,406.90
Interest Collections (net of servicing fee)	4,368,746.04
Net of Principal Recoveries	4,366,778.26
Principal Recoveries	1,967.78
Servicing Fee	260,473.16
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	34,711,626.10
Interest Paid to Notes	592,072.42
Principal Paid to Notes	30,458,947.55
Transferor - pursuant to 5.01 (a) (xii)	3,400,132.97
Servicing Fee	260,473.16

Pool Balance
Beginning Pool Balance	625,135,576.82
Principal Collections (including repurchases)	30,082,406.90
Additional Principal Reduction Amount	376,540.65
Ending Pool Balance	594,676,629.27

Collateral Performance
Cash Yield (% of beginning balance)	8.88%
Loss Rate (net of principal recoveries; % of beginning balance)	0.72%
Net Yield	8.16%
Realized Losses	374,572.87
Cumulative Realized Losses	3,206,048.32
Cumulative Loss Percentage	0.28%
Delinquent Loans
One Payment Principal Balance of loans	37,240,013.05
One Payment Number of loans	340
Two Payments Principal Balance of loans	10,205,194.58
Two Payments Number of loans	91
Three+ Payments Principal Balance of loans	54,323,502.26
Three+ Payments Number of loans	516

Two+ Payments Delinquency Percentage	10.85%
Two+ Payments Rolling Average	9.82%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	5,399
Number outstanding end of period	5,183
Number of REO as of the end of the Collection Period	89
Principal Balance of REO as of the end of the Collection Period	8,396,003.65

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	0.00

Monthly Excess Cashflow	3,400,132.97
Principal Payment Amount	30,082,406.90
Principal Collections	30,082,406.90
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.14875%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.44875%
Class A Note Rate	1.44875%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.79875%
Class M Note Rate	1.79875%
Available Funds Cap	9.45273%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	29.524297
2. Principal Payment per $1,000	28.980728
3. Interest Payment per $1,000	0.543570

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.44875%
2. Days in Accrual Period	29

3. Class A Interest Due	485,294.12
4. Class A Interest Paid	485,294.12
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	415,830,252.47
2. Class A Principal Due	25,873,732.76
3. Class A Principal Paid	25,873,732.76
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	389,956,519.71

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4657644
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4367837
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	0.6557455

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	29.655617
2. Principal Payment per $1,000	28.980728
3. Interest Payment per $1,000	0.674889

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.79875%
2. Days in Accrual Period	29

3. Class M Interest Due	106,778.30
4. Class M Interest Paid	106,778.30
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	73,691,378.17
2. Class M Principal Due	4,585,214.79
3. Class M Principal Paid	4,585,214.79
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	69,106,163.38

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4657644
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4367837
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1162080